December 2, 2009

                           TOUCHSTONE STRATEGIC TRUST

                         TOUCHSTONE LARGE CAP VALUE FUND

                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 2009

After careful consideration of the alternatives, the Touchstone Board of Directors has reinstated the plan of liquidation for the Touchstone Large Cap Value Fund (the "Fund"). The Fund remains closed to new and subsequent investments, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.

The Fund will be closed and liquidated on or about January 15, 2010 (the "Liquidation Date"). If you still hold shares of the Fund on the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account. If you hold Fund shares through a Touchstone IRA account, and we do not receive instructions on the disposition of your shares by the Liquidation Date, we will exchange your shares into the Touchstone Money Market Fund.

As shareholders redeem shares of the Fund between the date of this supplement and the Liquidation Date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this supplement and the Liquidation Date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Touchstone at 1-800-543-0407.

              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.